Exhibit 99.1

SEACOAST BANKING CORPORATION OF FLORIDA ANNOUNCES CEO SUCCESSION PLAN

Charles Shaffer promoted to president and COO; to become CEO in December 2020
Tracey Dexter promoted to executive vice president and CFO

STUART, Fla. - June 15, 2020 - Seacoast Banking Corporation of Florida (NASDAQ: SBCF) (the “Company” or “Seacoast”) today announced that Charles (Chuck) Shaffer, current executive vice president, chief operating officer (COO), and chief financial officer (CFO), has been promoted to president and COO and will become chief executive officer (CEO) and a member of the Company’s board of directors in December 2020. Tracey Dexter, the Company’s current controller, has been promoted to executive vice president and CFO. Dennis S. Hudson, III, the Company’s current chairman of the board of directors and CEO, will become executive chairman of the board of directors in December 2020. Jennings “Jay” Walker, the Company’s current treasurer, has been promoted to executive vice president, treasurer and director of corporate strategy.

As executive chairman, Hudson will ensure a seamless transition for the Company as Shaffer assumes his new role of president and CEO. Hudson took over leadership of the Company from his father and uncle in 1992. Hudson’s grandfather originally chartered Seacoast in Florida in 1926.

“We’re transitioning leadership according to a careful and methodical plan we’ve had in place for some time,” Hudson said. “During the past several years, Chuck has demonstrated through his excellent execution of our balanced growth strategy that he is the right person to lead Seacoast. He’s been instrumental in positioning Seacoast for what we believe will be a vibrant future.”

Shaffer was appointed COO and CFO in May 2019 after serving as executive vice president and CFO since January 2017. He led the Company’s community banking group from October 2013 to January 2017. As a key driver in the Company’s growth strategy, Chuck was instrumental in influencing Seacoast’s retail, commercial banking, wealth, digital, and non-branch distribution strategies, as well as designing and working across the organization at all levels to drive peer-leading earnings performance. He served as senior vice president and controller from December 2005 through September 2013.

Shaffer, a native of Florida, holds a bachelor of science degree in finance from Florida State University, a bachelor of arts degree in accounting from Florida Atlantic University, a master of business administration with a finance specialization from the University of Central Florida, and is a graduate of the advanced management program at the University of Pennsylvania Wharton School of Business. He is a certified public accountant (CPA) licensed in the state of Florida.

Hudson partnered closely with the Company’s board of directors to orchestrate the planning and preparation for the transition to a new management team.

“During the last few years, we have added significant talent to our board of directors and have strengthened our management team to develop and implement a winning strategy. The leadership team has been very successful and we believe is well prepared to continue to build value for shareholders and customers utilizing this same strategy,” said Hudson. “While my role will change in December, as executive chairman and as the Company’s largest individual shareholder, my commitment to ensuring Seacoast continues to outperform is stronger than ever. My commitment to preserve our culture and carry on my family’s legacy of customer service and support for the communities we serve will remain.”

Dexter, the Company’s new CFO, joined in January 2017 as its controller. Before joining Seacoast, Dexter was with PwC’s Banking and Capital Markets Practice for 12 years in audit and advisory roles, including senior manager in Florida, New York City, and at the firm’s national office. Her areas of focus included SEC/financial reporting, capital markets transaction activity, internal controls, and accounting policy.

Dexter is a CPA licensed to practice in the state of Florida. She has a bachelor of science degree in finance from Florida State University and a bachelor of business administration in accounting from Florida Atlantic University.

Walker, treasurer and director of corporate strategy, joined the Company in March 2010 and has been responsible for its balance sheet and investment management strategy, financial planning, and was the Company’s controller from 2013 to 2015. In his new role, Walker also will be responsible for general corporate development and strategic capital allocation.

Walker has a master of business administration from the University of Florida and a bachelor of business administration in accounting from Florida Gulf Coast University.

Hudson confirmed that the executives being promoted participated in the development of the Company’s growth strategy. “Chuck, Tracey, Jay - they are all talented leaders and share a common vision of how to continue Seacoast’s disciplined growth and success,” said Hudson. “I have the utmost confidence in them and the rest of the executive team and am excited about the Company’s future.”

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida is one of the largest community banks headquartered in Florida, with approximately $7.4 billion in assets and $5.9 billion in deposits as of March 31, 2020. The Company provides integrated financial services including commercial and retail banking, wealth management, and mortgage services to customers through advanced banking solutions, and 50 traditional branches of its locally branded, wholly owned subsidiary bank, Seacoast Bank. Offices stretch from Fort Lauderdale, Boca Raton, and West Palm Beach north through the Daytona Beach area, into Orlando and Central Florida and the adjacent Tampa market, and west to Okeechobee and surrounding counties. More information about the Company is available at www.SeacoastBanking.com.

Cautionary Notice Regarding Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, as well as statements with respect to Seacoast's leadership team and board of directors, objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.
All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect",

"estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse impact of COVID-19 (economic and otherwise); governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices, including the impact of the adoption of CECL; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets and successfully acquire desirable financial institutions; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.
Given the many unknowns and risks being heavily weighted to the downside, our forward-looking statements are subject to the risk that conditions will be substantially different than we are currently expecting. If efforts to contain COVID-19 are unsuccessful and restrictions on movement last into the third quarter or beyond, the recession would be much longer and much more severe. Ineffective fiscal stimulus, or an extended delay in implementing it, are also major downside risks. The deeper the recession is, and the longer it lasts, the more it will damage consumer fundamentals and sentiment. This could both prolong the recession, and/or make any recovery weaker. Similarly, the recession could damage business fundamentals. And an extended global recession due to COVID-19 would weaken the U.S. recovery. As a result, the outbreak and its consequences, including responsive measures to manage it, have had and are likely to continue to have an adverse effect, possibly materially, on our business and financial performance by adversely affecting, possibly materially, the demand and profitability of our products and services, the valuation of assets and our ability to meet the needs of our customers.
All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2019 and our quarterly report on Form 10-Q for the quarter ended March 31, 2020, under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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Media Contact:
Joel Staley
407-242-9994
joel@jcs-communications.com